                                                                   EXHIBIT 10.29

                                                                    [For Reply]
                                                                 NO.___________

                                  CONFIRMATION
                                  ------------
                                                    April 9, 2001
TO: [illegible]
                             Name of Financial Institution: The Tokai Bank. Ltd.
                                                            --------------------

                             Name of Person Responsible:  Akira Tomita
                                                          ------------

This certifies the following transaction balances and contract terms between said financial institution and its client Asyst Japan Inc. as of March 31, 2001:
                                          ----------------
                                    To wit:

1. Deposit Balances (including [illegible] loan and money transactions)

      Type             Amount      Collateral Deduction or          Type              Amount        Collateral Deduction or
                                      Withdrawal Amount                                                Withdrawal Amount
-----------------------------------------------------------------------------------------------------------------------------
current deposit         25,669,659                           loan fund               does not apply
-----------------------------------------------------------------------------------------------------------------------------
ordinary deposit       17,163,839                            claim deposit               877,942  [illegible]
-----------------------------------------------------------------------------------------------------------------------------
notice deposit     does not apply                            fixed deposit           does not apply
-----------------------------------------------------------------------------------------------------------------------------
fixed deposit         220,015,466                            foreign currency deposit          87.81
-----------------------------------------------------------------------------------------------------------------------------
money trust        does not apply
-----------------------------------------------------------------------------------------------------------------------------

2. Money Trusts (special money trusts and special fund trusts (fund trusts)) and other Trust Principal Balances

         Type           Contract No.  [illegible] Balance    Collateral Deduction or      Closest Trust    Time of
                                                                Withdrawal Amount         Closing Date       Same
--------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                                     Yes/NO
--------------------------------------------------------------------------------------------------------------------

Derivative transaction balances contained in the above trust assets (please enter description and market price of same):

                              ---------------------------------------------

3. [illegible] Transaction Balances

           Title             Number Shares   Sold or Bought by Us  Settlement Date  Date Received    Unit Price      Amount
------------------------------------------------------------------------------------------------------------------------------
                                                                                    start    end      start  end    start  end
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                 sold-bought
-------------------------------------------------------------------------------------------------------------------------------

4. Loan Balances and Overdraft Balances

           Type              Amount   Loan     Repayment    Interest   Final Payment of     Collateral           Guarantee
                                      Date       Date         Rate          Date
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        type of   type of     guarantor  amount
                                                                                        article  collateral
-------------------------------------------------------------------------------------------------------------------------------
[BEGIN STRIKE THROUGH] DOES NOT APPLY [END STRIKE THROUGH]
                        SEE ATTACHED                               %
------------------------------------------------------------------------------------------------------------------------------
                                                                   %
------------------------------------------------------------------------------------------------------------------------------

5. Balance of Discounted Notes

       Number Shares                     Amount                          Collateral                       Guarantee
-------------------------------------------------------------------------------------------------------------------------------
                                                                      type of        type of          guarantor      amount
                                                                      article       collateral
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY
-------------------------------------------------------------------------------------------------------------------------------

6. Balance of Collection Bills

                         Domestic Exchange                                    Foreign Exchange
------------------------------------------------------------------------------------------------------------------------------
        number shares                       amount                          number shares              amount
------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY
------------------------------------------------------------------------------------------------------------------------------

7. Balance of Notes Secured by Collateral

                                                                   Number Notes                          Amount
-------------------------------------------------------------------------------------------------------------------------------
[BEGIN STRIKE THROUGH] DOES NOT APPLY [END STRIKE THROUGH]           112 notes                        396,122,058 yen
-------------------------------------------------------------------------------------------------------------------------------

8. Calculation of Per Contra for Acceptances and Guarantees

(1) Payment Bond Balances (balances guaranteed by us for debt of the client)

            Type                         Amount                       Collateral                      Guarantee
-------------------------------------------------------------------------------------------------------------------------------
                                                               type of         type of          guarantor       amount
                                                               article       collateral
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY
-------------------------------------------------------------------------------------------------------------------------------

(2) Unused Balance of Credit Condition _____________  (3) Other_______________

9. Obligation Guarantee Receipt Balances (balance of payment bonds, guarantee executed by client on behalf of our client)

 Obligation Guarantee       Amount          Term of Guarantee                  Category                  Collateral Conditions
-------------------------------------------------------------------------------------------------------------------------------
[BEGIN STRIKE THROUGH] DOES NOT APPLY [END STIKE THROUGH]               obligation guarantee - obligation
                                                                        guarantee contract
-------------------------------------------------------------------------------------------------------------------------------
Mex Co., Ltd.               50,000,000       root[?] guarantee          relief guarantee - obligation
                                                                        ----------------
                                                                        guarantee contract
--------------------------------------------------------------------------------------------------------------------------------

10. Liabilities Arising from Securities Received as Deposit

         Type                        Name of Security      Deposit Date       Amount       Category       Description
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY
-------------------------------------------------------------------------------------------------------------------------------

11. Foreign Exchange Balances
     (1) Foreign Bills Bought     DOES NOT APPLY       (of which, no
                                  ------------------   letter of credit:)_______
     (2) Foreign Bills Receivable __________________
     (3) Other                    __________________


12. Loaned and Borrowed Securities balance

 Loaned to or Borrowed from Us       Title        Stock (of Security) Type   Loan for Consumption or Loan for Use    Outline
--------------------------------------------------------------------------------------------------------------------------------
       loaned - borrowed            DOES NOT APPLY                               loan for consumption - loan for use
--------------------------------------------------------------------------------------------------------------------------------
       loaned - borrowed                                                         loan for consumption - loan for use
--------------------------------------------------------------------------------------------------------------------------------

13. Derivative Transaction Contracts

    (1) Market Transactions
    [1] Futures Transaction Balances

  Transaction      Transaction    Delivery    Sold or      Settlement    Settlement   Derivative   Contract   Market Price
    Market            Product       Month   Loaned by Us      Date       Unit Price     (number      Item       on Agreed
                                                                                        shares)                 Ref. Date
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                               sold - loaned
-----------------------------------------------------------------------------------------------------------------------------------
                                             sold - loaned
-----------------------------------------------------------------------------------------------------------------------------------

[2] Option Transaction Balances

Transaction Transaction  Delivery  Call or   Sold or   Settlement   Exercise   Settlement   Derivative   Contract  Market Price
   Market     Product     Month      Put    Loaned by     Date      of Right   Unit Price     (number      Item     on Agreed
                                               Us                  ([illeg.])                  shares)              Ref. Date
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                      call-put  sold-loaned
-------------------------------------------------------------------------------------------------------------------------------
                                    call-put  sold-loaned
-------------------------------------------------------------------------------------------------------------------------------

Received margin money balances pertaining to the above [1] and [2]:_____________

   (2) Transactions Other Than Market Transactions
   [1] Futures Transactions (interest futures transactions and exchange futures transactions) Balances

Contract   Type  Settlement   Contract Term   Currency     Bought or Sold   Hypothetical   Settlement Interest   Market Price
  No.               Date                        Type           by Us          Principal       or Settlement       on Agreed
                                                                                               Exchange Rate      Ref. Date
-----------------------------------------------------------------------------------------------------------------------------
                               start  end
-----------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                                              bought - sold
-----------------------------------------------------------------------------------------------------------------------------
                                                                            bought - sold
-----------------------------------------------------------------------------------------------------------------------------

   [2] Exchange Contract Transaction Balances

  Contract      Currency    Settlement       Contract     Contract       Promised      Bought or Sold by     Market Price on
   Item           Type         Date            Term         Type       Exchange Rate          Us             Agreed Ref. Date
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                                                           bought - sold
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         bought - sold
-------------------------------------------------------------------------------------------------------------------------------

   [3] Option Transaction Balances

Contract   Type  Settlement   Exercise   Currency   Call or   Bought   Contract Type    Exercise    Option   Option    Market
 Item               Date      [illeg.]     Type       Put    or Sold   (hypothetical    of Right      Fee      Fee    Price on
                                                              by Us      principal)    ([illeg.])           Settlement  Agreed
                                                                                                               Date   Ref. Date
--------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                       call -   bought -
                                                     put      sold
--------------------------------------------------------------------------------------------------------------------------------
                                                     call -   bought -
                                                     put      sold
--------------------------------------------------------------------------------------------------------------------------------

   [4] Swap Transaction Balances

A. Currency Swaps

                                       Contract Term    Balance Received From Us    Balance Paid to Us        Latent Loss of
   Contract    Type    Settlement     ---------------   ------------------------    --------------------   Client as of Agreed
     Item                Date          start    end      principal    interest      principal   interest      Reference Date
----------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                           currency           %         currency       %
                                                         amount             %         amount         %
----------------------------------------------------------------------------------------------------------------------------------
                                                         currency           %         currency       %
                                                         amount             %         amount         %
----------------------------------------------------------------------------------------------------------------------------------

B. Interest Swaps

                               Contract
                                 Term   Interest                  Received from Us         Paid to Us         Latent Loss of
 Contract   Type  Settlement  ---------  Receipt  (Hypothetical) ----------------------------------------  Client as of Agreed
   Item              Date     start end   Date      Principal    principal interest    principal interest     Reference Date
--------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY                                                                    %                      %
                                                                                  %                      %
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  %                      %
                                                                                  %                      %
--------------------------------------------------------------------------------------------------------------------------------

   [5] Other Derivative Transaction Balances (transactions not included in the above [1] to [4] or compound transactions)

 Contract Item     Type    Settlement   Outline of Transaction        Contract Type          Latent Loss of Client as of
                             Date                                Hypothetical Principal         Agreed Reference Date
-------------------------------------------------------------------------------------------------------------------------------
DOES NOT APPLY
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Received margin money balances pertaining to the above [1] - [5]: -

14. Other

    DOES NOT APPLY
    --------------

                         GUIDE TO RECEIPTS AND PAYMENTS

                                                            March 30

Asyst Japan, Inc.                                           The Tokai Bank

Current Account No. 160716                                  Bisai Branch

   Number       Date         Paid Out        Deposited             Transaction Category         Summary
-------------------------------------------------------------------------------------------------------------
   002     March 30                       (Yen)100,000,000               receipt             by computer
                                                                                             from ordinary
                                                                                             account
--------------------------------------------------------------------------------------------------------------

                                                     [note to right:] 3/31 Tokai

          Total                               (Yen)100,000,000
                                              (one item)
          Balance                             (Yen)25,669,658
          3/31         217,970,918            -192,301,260


                                             CURRENT ACCOUNT OVERDRAFT AGREEMENT

                                                                   June 29, 1995

TO: The Tokai Bank, Ltd.

                    Principal  MAIS CO., LTD.

                               KAZUO KIMATA, Representative

                    Address    28 Teino, Kitaima Aza, Bisai, Aichi Prefecture

                    Guarantor

                    Address

     In addition to the Current Account Rules and Agreement on Bank Transactions inserted separately, I agree to the following items regarding current overdraft transactions resulting from current account transactions with the Bank:

Article 1 (Overdraft Limit)

  (1) The overdraft limit shall be four-hundred million (400,000,000) yen.

  (2) The Bank can, at its option, make check payment in the event the maximum amount of this limit is exceeded, in which case, I shall pay the amount exceeding the maximum amount each time there is a demand from the Bank.

Article 2 (Transaction Term)

     The term of transactions executed based on this Agreement shall be June 30, 1996. However, if there is no notice or proposal for ending transactions from the Bank or me before expiration of this term, this term shall be extended for one more year; and likewise thereafter.

Article 3 (Interest)

     Interest on overdrafts shall be determined according to the interest rate and the period and method of calculation determined by the Bank, and can, at its option, be deducted from my current deposit or incorporated in the overdraft account each time interest is calculated. In the event the Bank demands a promised payment by cash, I shall respond to this promptly.

Article 4 (Collateral)

     In the event an overdraft occurs according to the terms of this Agreement, securities received or held in the current account shall be transferred as collateral for this overdraft.

Article 5 (Immediate Payment)
  (1) In case where any of the following events occur with respect to myself, I shall pay the principal and interest of overdraft even without written notice from the Bank:
                                                   (continued on the other side)

                              BALANCE CERTIFICATE

                                          (page 1 of 1 page(s) of said document)

                                    April 2, 2001
                                                            The Tokai Bank, Ltd.
                                                                    Bisai Branch
                                                                TEL 0586-62-7221
TO: Asyst Japan, Inc.

2-6-23 Shin Yokohama
Kohoku-ku, Yokohama 222-0033

This certifies that the following calculated balance under your name is true and correct as of March 31, 2001.

           ---------------------------------------------------
            CASH TOTAL                     (Yen)1,986,764,000
           ---------------------------------------------------

                                    Details

-----------------------------------------------------------------------------------------------------
      Item                 Amount                                   Notes
                                            (including unsettled bond balances at other branches)
-----------------------------------------------------------------------------------------------------
Loan on Deed            (Yen)271,764,000
-----------------------------------------------------------------------------------------------------
Loan on Bill          (Yen)1,715,000,000
-----------------------------------------------------------------------------------------------------
                      BELOW INTENTIONALLY LEFT BLANK
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

5800(12.11A)  The amount of this Certificate shall not be corrected.

          [(Yen)100,000 revenue stamp]

                                               ------------------------
                                               Branch    Account No.
                                               ------------------------

                                               ------------------------

                  CASH CONSUMER DEBTOR AND CREDITOR AGREEMENT
  (Form for loan on deed, daily rate, and installment or fixed-date payment of principal)

                                                                 March 23, 2001
                                                      -------------------------
                                                      Loan Date: March 30, 2001
                                                      -------------------------

                                                                          -----------------------------
TO: The Tokai Bank, Ltd.                                                      Repayment Deposit Account
                                                                                 Notification Stamp
                                                                          -----------------------------
Responsible Party:  Name   Josui Nashimoto, Representative Director           If stamp used for loan
                           _________________________________________          transactions is different from
                           Asyst Japan, Inc.                  [seal]          repayment deposit account
                           _________________________________________          notification stamp, please
                  Address  2-6-23 Shin Yokohama, Kohoku-ku, Yokohama          affix repayment deposit
                           _________________________________________          account notification stamp.
Joint Surety Party:  Name  _________________________________  [seal]
                  Address  _________________________________________
Joint Surety Party:  Name  _________________________________  [seal]
                  Address  _________________________________________


Article 1 In addition to the terms of the Agreement on Bank Transactions inserted separately, the Responsible Party agrees to borrow from the Bank on the above loan date according to the following terms and conditions:

1.  Amount                   200,000,000,000 yen cash  2.  Purpose long-term operating capital
---------------------------------------------------------------------------------------------------------
3.  Repayment Term           February 29, 2008
---------------------------------------------------------------------------------------------------------
4.  Repayment Method         Date   First payment on May 1, 2001, then on the last of every
                                    month thereafter until payment is complete.
                             ----------------------------------------------------------------------------
                                    First payment                               2,400,000 yen
                                    ----------------------------------------------------------------------
                             Amount Second and subsequent payments              2,400,000 yen
                                    ---------------------------------------------------------------------
                                    Final payment                               3,200,000 yen
---------------------------------------------------------------------------------------------------------
5.  Interest                I agree to a rate of 2.30% per annum, with no change during the loan term.
---------------------------------------------------------------------------------------------------------
6.  Interest Payment        Interest through May 7, 2001, shall be prepaid at the time of the loan, and
    Term                    interest through the following payment settlement date shall be prepaid on the 1st of every month thereafter.
---------------------------------------------------------------------------------------------------------
7.  Penalty                 Assessed at a rate of 14% per annum of the amount due for payment.
---------------------------------------------------------------------------------------------------------
8.  Method for              Calculated based on 365 days per year.
    Calculating
    Interest and
    Penalties
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
9.  Account Drawn for              Branch                      Type                     Account No.
    Principal, Interest,       --------------------------------------------------------------------------
    and Penalties               Bisai Branch            Ordinary / Current               570151
---------------------------------------------------------------------------------------------------------

10.  Other             If the loan repayment date or interest payment date falls on a bank holiday, the payment date shall be:

                       [_] 1.  the next business day                   [_] 2. the previous business day
                       [_] 3.  the next business day, but if this      [_] 4. the previous business day,
                               falls in the next month, then the              but if this falls in the
                               previous business day                          previous month, then the
                                                                              next business day
---------------------------------------------------------------------------------------------------------

                                                   (continued on the other side)

Article 9 (Designation of Appropriation)

     In the event settlement or deduction calculation pursuant to Article 7 is not sufficient to extinguish the full amount of my debt, the Bank can make appropriation by a sequence and method that it deems appropriate, and I shall make no objection to such appropriation.

Article 9-2 (Same)

  1. In the event offset by me pursuant to Article 7-2 is not sufficient to extinguish the full amount of my debt, appropriation can be made by a sequence and method designated by me.

  2. If I do not designate a sequence and method as specified in the previous section, the Bank can make appropriation by a sequence and method that it deems appropriate, and I shall make no objection to such appropriation.

  3. In the event designation pursuant to Section 1 risks causing hindrance in terms of debt security, the Bank shall state its objection without delay, and can make appropriation by a sequence and method that it deems appropriate with respect to, but not limited to, presence or absence, degree, and relative difficulty in handling collateral or security, extension of settlement term, or expected payment of discounted bills or notes.

  4. In case of appropriation by the Bank pursuant to Section 2, the Bank can designate the sequence and method by which debts of mine not yet due are appropriated as debts that are due, discounted bills or notes before expiration of the term are appropriated as redeemed debts, or acceptances or guarantees are appropriated as compensation for an earlier debts for which I am liable.

Article 10 (Liability for Risk and Conditions of Exemption)

  1. In the event bills drawn, endorsed, accepted, whether in act of honor or otherwise, or guaranteed by me, or certificates deposited with the Bank by me, are lost, destroyed, damaged, or delayed due to accidental event, disaster, accident during transport, or other unavoidable circumstance, debts shall be settled based on records of the Bank such as ledgers or vouchers. Moreover, if demanded by the Bank, substitute bills or certificates shall be deposited. In this event, I shall not make any demands for damages to the Bank.

  2. In the event damages arise due to unavoidable circumstances as described above to the warrants I submit, I will not demand damages from the bank.

  3. In the event conditions of bills are deficient or rights regarding bills are not established due to description that invalidates the bills, or in the event rights regarding bills are canceled due to deficiency in the procedure for securing rights, I shall be responsible for the face-value amount of such bills.

  4. In the event differences are found when seal impressions on bills or certificates are compared with suitable care to seal impressions sent by me, even in the event of accidents including but not limited to counterfeiting, alteration, or embezzlement of bills, certificates, or seals, I shall be responsible for damages arising as a result and shall bear responsibility according to the text described in such bills or certificates.

  5. I shall be responsible for all costs required for executing or securing my rights or collecting or handling collateral for me, and all costs required in the event I request cooperation to the Bank in securing my rights.

Article 11 (Change in Notified Items)

  1. In the event there are any changes in seals, names or titles, representatives, addresses, or other notified items, I shall notify the Bank of these promptly in writing.

  2. In the event documents including but not limited to notices sent by the Bank or documents forwarded by the Bank are delayed or fail to arrive due to negligence in notifying the Bank as specified in the previous section, these shall be deemed to have arrived at the time they should have arrived.

Article 12 (Reports and Investigations)

  1. Whenever the Bank demands information regarding assets, management, or business conditions, I shall report such information promptly and supply any accommodation required for investigation.

  2. In the event there has been any major change or likelihood of major change in assets, management, or business conditions, I shall report such changes promptly without demand from the Bank.

Article 13 (Applicable Offices)

     The terms of this Agreement shall be recognized as applying to all transactions between me and the main office or any branch office of the Bank.

Article 14 (Jurisdiction)

     In the event legal action is required regarding transactions based on this Agreement, the presiding court shall be the court having jurisdiction over the location of the main office of the Bank or the Bisai branch of the Bank.
                                                 -----

                                                                 End of Document

[(Yen)20,000 revenue stamp]


                                                 -------------------
                                                 Branch  Account No.
                                                 -------------------
                                                   304      1016
                                                 -------------------


                  CASH CONSUMER DEBTOR AND CREDITOR AGREEMENT
  (Form for loan on deed, daily rate, and installment or fixed-date payment of principal)

                                                                December 6, 1999

TO: The Tokai Bank, Ltd.

Responsible Party:   Name      Kazuo Kimata, Representative Director                -----------------------
                               -----------------------------------------------         Repayment Deposit
                               Mecs Co., Ltd.                          [seal]         Account Notification
                               -----------------------------------------------              Stamp
                     Address   28 Teino, Kitaima Aza, Bisai, Aichi Prefecture       -----------------------
                               -----------------------------------------------      -----------------------
Joint Surety Party:  Name      Kazuo Kimata                            [seal]       If stamp used for loan
                               -----------------------------------------------      transactions is
                     Address   35 Ohiraura, Higashi Itsushiro Aza,                  different from repayment
                               -----------------------------------------------      deposit account
                               Bisai, Aichi Prefecture                              notification stamp,
                               -----------------------------------------------      please affix repayment
Joint Surety Party:  Name      Yoshiko Kimata                           [seal]      deposit account
                               -----------------------------------------------      notification stamp.
                     Address   35 Ohiraura, Higashi Itsushiro Aza,
                               -----------------------------------------------
                               Bisai, Aichi Prefecture
                               -----------------------------------------------

Article 1 In addition to the Agreement on Bank Transactions inserted separately, the Responsible Party agrees to borrow from the Bank on the above loan date according to the following terms and conditions:


---------------------------------------------------------------------------------------------------------
1.  Amount             50,000,000,000 yen cash   2. Purpose operating capital
---------------------------------------------------------------------------------------------------------
3.  Repayment Term     November 30, 2004
---------------------------------------------------------------------------------------------------------
4.  Repayment Method   Date    First payment on January 4, 2000, then on the 31st of
                               every month thereafter until payment is complete.
                       ----------------------------------------------------------------------------------
                               First payment  833,000 yen
                               --------------------------------------------------------------------------
                       Amount  Second and subsequent payments 833,000 yen
                               --------------------------------------------------------------------------
                               Final payment 853,000 yen
---------------------------------------------------------------------------------------------------------
5.  Interest           Rate of 1.500% per annum. However, the Bank can vary this according to general practice in the event of a change in financial market conditions or other just cause.
---------------------------------------------------------------------------------------------------------
6.  Interest Payment   Interest through January 4, 2000, shall be prepaid at the time of the loan, and
    Term               interest through the following payment settlement date shall be prepaid on the
                       31st of every month thereafter.
---------------------------------------------------------------------------------------------------------
7.  Penalty            Assessed at a rate of 14% per annum of the amount due for payment.
---------------------------------------------------------------------------------------------------------
8.  Method for         Calculated based on 365 days per year.
    Calculating
    Interest and
    Penalties
---------------------------------------------------------------------------------------------------------


9.  Account Drawn                 Branch                     Type                     Account No.
    for Principal,           ----------------------------------------------------------------------------
    Interest, and               Bisai Branch             Ordinary / Current              570151
    Penalties                                            --------
---------------------------------------------------------------------------------------------------------

10.  Other             If the loan repayment date or interest payment date falls on a bank holiday, the payment date shall be:

                      [_] 1. the next business day                    [_] 2. the previous business day
                      [_] 3. the next business day, but if this       [_] 4. the previous business
                             falls in the next month, then the               day, but if this falls in
                             previous business day                           the previous month, then
                                                                             the next business day
---------------------------------------------------------------------------------------------------------

                   [above bar code:] Cash Consumer Debtor and Creditor Agreement


                              LETTER OF GUARANTEE

TO:  THE TOKAI BANK, LTD.

The undersigned Guarantor (the "Guarantor") hereby jointly and severally with the undersigned Borrower (the "Borrower") guarantees to your Bank all obligations and liabilities of the Borrower, whether present or future, which are now or may at any time hereafter become due under any and all transactions (the "Bank Transactions") as stipulated in Article 1 of the Agreement on Bank Transactions (the "Agreement on Bank Transactions") submitted by the Borrower to your Bank, subject to (i) all of the terms and conditions hereafter set forth and (ii) all of terms and conditions set forth in the Agreement on Bank Transactions.

Article 1. The maximum amount of the principal of the Bank Transactions guaranteed hereunder shall be 2,000,000,000 Yen, to which, in
                                           -----------------
             addition, the Guarantor shall jointly and severally with the Borrower guarantee the due and punctual payment by the Borrower of interest, default interest, costs and any expenses whatsoever incurred with respect to the Bank Transactions.

Article 2. In the event that the Borrower fails to pay any sums that are now or become payable under the Bank Transactions, the Guarantor will pay to you Bank the outstanding amount secured hereby immediately upon your demand in writing including a statement that the Borrower is in default of payment to your Bank.

             The Guarantor hereby waives any right to require your Bank to sue, enforce payment or exhaust any right or remedy which it may have against the Borrower or any other party before your Bank may proceed to exercise any right or remedy it may have hereunder.

             The Guarantor hereby waives any right to require your Bank to proceed first against the Borrower or to give any notice to or demand on the Borrower.

Article 3. If there exists any guaranty which has been executed or will be executed in the future by any other party (other than the Guarantor) as security for the Borrower's obligations and liabilities under the Bank Transactions, then the Guarantor shall be jointly and severally liable with any other such Guarantor.

Article 4. The Guarantor hereby agrees not to set-off its obligations and liabilities hereunder against any claim which the Borrower may have against your Bank under any deposit or account for any reason whatsoever.

Article 5. The Guarantor shall not claim that it should be discharged or exonerated due to the fact that your Bank has modified or discharged security or other guaranty for any reason whatsoever.

Article 6.   (1)   In the event that the Borrower fails to pay any sums payable, your Bank may set-off any obligations your Bank owes the Guarantor (such as deposits and/or any other credit of the Guarantor with your Bank) against the obligations and liabilities hereunder which have become due, even when such obligations have not yet become due.

             (2) In cases in which there exist Bills or Notes pertaining to the Guarantor's obligations, and you Bank sets-off as set forth in (1) above, your Bank need not simultaneously return to the Guarantor any such Bills or Notes, in such case, the Guarantor shall appear at your Bank to receive such Bills or Notes.

Article 7. During the period of time during which any transactions whatsoever between your Bank and the Borrower continue to exist, the Guarantor shall not, without the prior consent of your Bank enforce its right of subrogation or any title, power or claim which it may obtain as a result of subrogation, and Guarantor shall assign or transfer such right power and claim or the order of priority thereof upon demand by your Bank.

Article 8. All notices, demands and other communications by your Bank to the Guarantor shall be made to the address specified on the last page hereunder. If your Bank gives a notice or demand by telex, your
             Bank shall send the telex to Guarantor's number                 .
                                                             ----------------
             All such notices, demands or communications shall be deemed to have been received by the Guarantor to whom it is addressed when delivered (in the case of hand delivery) or seven days after posting (in the case of airmail post), or on dispatch (when sent by telex).

Article 9. In the event the institution of a lawsuit in connection with a transaction covered by this Letter becomes necessary, the Guarantor agrees that the court having the jurisdiction in the local in which the head office or any branch office of your Bank is situated shall be the competent court.

Article 10. If any guaranty which has been executed or will be executed in the future by the Guarantor as security for the Borrower's obligations and liabilities establishes a certain aggregated guaranteed amount thereunder, the amount guaranteed hereunder shall be added to the said aggregate.

Article 11. If there shall be invalidity, unenforceabilty or illegality of any of the Bank Transaction by unauthorized agent, disability or any other reason, the Guarantor shall indemnify your Bank against any costs, claims, expenses and fees or whatsoever which your Bank shall sustain or incur as a consequence of such Bank Transactions.

Article 12. All payments by the Guarantor in your bank hereunder shall be without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restriction or conditions of any nature, except as may be required by law. Should the Guarantor be required to make any deduction of any nature or withholding from any payment due hereunder the Guarantor will pay such additional amount as may be necessary to pay your Bank the full amount of any payment hereunder that your Bank would have received in the absence of such withholding or deduction. The Guarantor shall promptly send to your Bank such other documentary evidence with respect to such additional payments as may be required by your Bank.

Article 13. This Letter of Guarantee shall be governed by, and construed in accordance with the laws of Japan.

IN WITNESS WHEREOF this Guarantee has been executed by the Guarantor dated this
30th   day of   June  , Twenty Hundred.
----            ----


                         The Guarantor:  (Name)  Asyst Technologies, Inc
                                         -------------------------------
                                         (address)
                                         48761 Kato Road Freemont, CA
                                         94538

                                         /s/ Douglas McCutcheon
                                         ---------------------------------
                                         by: Douglas McCutcheon
                                         its title:  Senior Vice President

The Borrower hereby acknowledges and agrees to the execution of the Letter of Guarantee above.

                         The Borrower:  Takezumi Nashiki,
                                        ------------------
                                        Representative Director,
                                        -------------------------
                                        Kabushiki Kaiysa MEKKUSU
                                        ------------------------
                                        #28 Aza Johnoh, Kitaima
                                        -----------------------
                                        Bisai-shi, Aichi-ken
                                        --------------------

     (All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Letter shall be decided in accordance with the Japanese text.)